STEIN ROE ASIA PACIFIC FUND

                    Supplement to February 1, 2001 Prospectus

The section entitled Portfolio Managers under the caption The Fund's Management is revised in its entirety as follows:

Portfolio Managers Christopher Legallet and David Smith have been co-portfolio managers of the Fund since its inception in 1998.

Mr. Legallet is president and chief investment officer of Newport. He joined Newport in 1997 and has managed other funds and accounts since that time. Prior to his affiliation with Newport, Mr. Legallet was a Managing Director of Jupiter Tyndall (Asia) Ltd. in Hong Kong, serving as lead manager for investment in Asia since 1992. He received his B.A. and M.B.A. degrees from UCLA.

Mr. Smith is a senior vice president of Newport, which he joined in 1994 and has managed other funds and accounts for Newport since that time. He also manages the portion of the portfolios of Newport's private clients invested in Japan as well as analyzing North Asian markets. He has 29 years of experience in the investment business as a money manager, institutional broker, and investment banker. Mr. Smith graduated from San Francisco State University with a degree in finance and economics.




                                                                  August 6, 2001